Exhibit 10.13

 ______________________________________________________________________________

AMENDMENT TO

FINANCING AGREEMENT

between

SWEETWATER COUNTY, WYOMING

and

LOST CREEK ISR, LLC

A Wyoming limited liability company

______________________________________________________________________________

October 1, 2019

______________________________________________________________________________

$34,000,000

SWEETWATER COUNTY, WYOMING

TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND

(LOST CREEK ISR, LLC PROJECT)

SERIES 2013

______________________________________________________________________________

Certain of the rights and interests of Sweetwater County, Wyoming, in this Financing Agreement have been assigned to Zions Bancorporation, National Association, formerly known as Zions First National Bank, as Trustee, pursuant to an Indenture of Trust dated as of October 23, 2013, and as amended in the Supplemental Indenture of Trust, dated as of October 1, 2019.

AMENDMENT TO FINANCING AGREEMENT

THIS AMENDMENT TO FINANCING AGREEMENT (the “Amendment”), dated as of October 1, 2019 (the “Effective Date”),  is made and entered into by and between SWEETWATER COUNTY, WYOMING (the “Issuer”),  and LOST CREEK ISR, LLC, a Wyoming limited liability company (the “Borrower” and together with the Issuer, the “Parties” and each a “Party”).

RECITALS

A. Under authority of the Industrial Development Projects Act, Title 15, Chapter 1, Article 7, Wyo. Stat., the Issuer issued that certain Taxable Industrial Development Revenue Bond (Lost Creek ISR, LLC Project), Series 2013, dated as of October 23, 2013, in the amount of $34,000,000 (the “Bond”), to finance the development of the Lost Creek Project.

B. Pursuant to that certain Financing Agreement dated October 23, 2013, by and between the Issuer and the Borrower (the “Financing Agreement”), the Issuer loaned the amount of $34,000,000 to the Borrower upon the terms and conditions stipulated in the Financing Agreement (the “Loan”), which amount was evidenced by that certain Promissory Note,  dated October 23, 2013, executed by the Borrower in the principal amount of $34,000,000 (the “Note”) and secured by certain Security Documents, as defined in the Financing Agreement.

C. As of the date hereof, the principal amount of $12,441,188.49 remains outstanding as the Loan under the Financing Agreement.

D. The Parties desire to extend the scheduled maturity date of the Loan to April 1, 2023, suspend payments of principal for a period of eighteen months, and revise the Loan Payment schedule provided under the Financing Agreement.

E. The Issuer is also party to that certain Indenture of Trust dated as of October 23, 2013, by and between the Issuer and Zions Bancorporation, National Association, formerly known as Zions First National Bank (the “Indenture”). The Indenture, the Bond, the Note, and certain of the Security Documents are each being concurrently amended to establish a scheduled maturity date corresponding with the extended scheduled maturity date established herein.

AGREEMENT

NOW, THEREFORE, the Issuer and the Borrower, each in consideration of the representations, covenants and agreements of the other as set forth herein, mutually represent, covenant and agree as follows:

1. Defined Terms. Terms not defined herein shall have the meanings provided in the Financing Agreement.
2. Agreements and Amendments to the Financing Agreement.

a. Subject to the terms and conditions set forth herein, the Financing Agreement is hereby amended to the extent necessary to give effect to the provisions of this Amendment and to incorporate the provisions of this Amendment into the Financing Agreement.  The Financing Agreement, together with this Amendment (upon its effectiveness), shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

b. The Borrower and the Issuer hereby agree that the scheduled maturity date of the Loan and the payment schedule thereunder shall be amended pursuant to this Amendment, subject to the terms and conditions set forth herein.

c. The Financing Agreement is hereby amended by deleting the defined term “Loan Payment Dates” therefrom and substituting the following therefor:

“Loan Payment Dates” means not later than the first Business Day of each January, April, July and October, commencing January 1, 2014 through April 1, 2023, or such earlier date as the Principal Balance of the Note with interest thereon shall have been paid in full.

d. The Financing Agreement is hereby amended by deleting the defined term “Maturity Date” therefrom and substituting the following therefor:

“Maturity Date,” with respect to the Bond, means April 15, 2023, or such earlier date as the Principal Balance of the Bond shall be due and payable.

e. The Financing Agreement is hereby amended by deleting the defined term “Note” therefrom and substituting the following therefor:

“Note” means that certain amended and restated promissory note in the principal amount of $34,000,000, dated as of October 1, 2019, and due on April 1, 2023, from the Borrower to the Issuer.

f. The Financing Agreement is hereby amended by deleting paragraph (1) of Section 4.02 therefrom and substituting the following therefor:

(1)During the Term of the Financing Agreement, the Borrower shall make Loan Payments in immediately available funds as follows:

(a)Interest only on the Loan shall be paid in arrears in quarterly installments not later than the first Business Day of January 2014, April 2014, July 2014, October 2014, October 2019, January 2020, April 2020, July 2020, October 2020, and January 2021.

(b)Principal and interest on the Loan shall be fully amortized over eight and one-half (8½) years and paid in quarterly installments not later than the first Business Day of each January, April, July and October, for the periods of January 1, 2015, through July 1, 2019, and April 1, 2021, through April 1, 2023, or such earlier date as the Principal Balance thereof with interest thereon shall have been paid in full.

g. The Borrower and the Issuer agree that the Financing Agreement, as amended hereby, is extended, continued, ratified and confirmed, and shall remain in full force and effect in accordance with its terms.

h. As a condition to the Issuer entering into this Amendment, the Borrower hereby irrevocably confirms and agrees that the Security Documents executed by the Borrower, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, are hereby extended, continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Financing Agreement as amended hereby.  The Borrower acknowledges and confirms that the Issuer is relying on this ratification, confirmation and continuation of all of the Security Documents for purposes of entering into this Amendment and maintaining the Loans to the Borrower under the Financing Agreement.

3. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment; (ii) this Amendment has been duly authorized, executed and delivered by the Borrower; (iii)  no consent or authorization of any Governmental Authority or other Person is required in connection with this Amendment that has not been obtained; (iv) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors’ rights generally at the time in effect); (v) no Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby or as a result of the continuation of the Financing Agreement; and (vi) the Recitals set forth above are true and correct in all respects.

4. Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the Issuer’s receipt of: (a) a duly executed original of this Amendment; (b) a duly executed original of the amended and restated Promissory Note in the principal amount of Thirty-Four Million Dollars ($34,000,000), a form of which is attached hereto as Exhibit A; and (c) evidence of the Bond Owner’s written consent to the Parties’ entry into this Amendment.

5. Miscellaneous Provisions.
a. This Amendment shall be governed by and construed in accordance with the laws of the State of Wyoming, excluding that body of law relating to conflict of laws.

b. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

c. This Amendment shall be binding upon and inure to the benefit of the Issuer and the Borrower, and their respective successors and assigns permitted by the Financing Agreement.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the Issuer has caused this Amendment to Financing Agreement to be executed in its name and the Borrower has caused this Amendment to Financing Agreement to be executed in its name all as of the date first above written.

(SEAL)SWEETWATER COUNTY, WYOMING

/s/ Wally Johnson

Chairman, Board of County Commissioners

ATTESTED:

_______________________________________

County Clerk

LOST CREEK ISR, LLC

a Wyoming limited liability company

by its Member/Manager Ur-Energy USA Inc., a Colorado corporation

By:/s/ Jeffrey T. Klenda

Jeffrey T. Klenda, Chairman and CEO

This Second Amendment to Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement contains after-acquired property provisions.

THIS INSTRUMENT COVERS THE INTEREST OF MORTGAGOR IN MINERALS OR THE LIKE BEFORE EXTRACTION AND THE SECURITY INTEREST CREATED BY THIS INSTRUMENT ATTACHES TO SUCH MINERALS IN-PLACE, AS EXTRACTED AND TO THE ACCOUNTS RESULTING FROM THE SALE THEREOF.  THIS INSTRUMENT COVERS THE INTEREST OF MORTGAGOR IN FIXTURES, EQUIPMENT AND COLLATERAL SUBJECT TO THE UNIFORM COMMERCIAL CODE. THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF SWEETWATER COUNTY, WYOMING.  PRODUCTS OF THE COLLATERAL ARE ALSO COVERED.

______________________________________________________________________________

SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF REVENUES, SECURITY AGREEMENT,

FIXTURE FILING AND FINANCING STATEMENT

between

LOST CREEK ISR, LLC

as Mortgagor

and

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

as Trustee and Mortgagee

Dated as of October 1, 2019

$34,000,000

SWEETWATER COUNTY, WYOMING

TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND

(LOST CREEK ISR, LLC PROJECT)

SERIES 2013

____________________________________________________________________________

This instrument was prepared by and

when recorded should be returned to:

[Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202]

[signature page to Amendment to Financing Agreement]

THIS SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF REVENUES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (herein sometimes called the “Amendment”) is made as of October 1, 2019, by and between LOST CREEK ISR, LLC, a Wyoming limited liability company having its office at 5880 Enterprise Drive, Suite 200, Casper, WY  82609 (herein, together with its successors and assigns, the “Mortgagor”), and ZIONS BANCORPORATION, NATIONAL ASSOCIATION, formerly known as ZIONS FIRST NATIONAL BANK, a national banking association duly organized and validly existing under the laws of the United States, with a corporate trust office located at 1001 17th Street, Suite 850, Denver, CO 80202, as trustee and mortgagee hereunder (herein, together with its successors and assigns, the “Trustee” or the “Mortgagee”);

RECITALS AND DEFINITIONS

(Terms not defined herein shall have the meaning provided in the Indenture, the Financing Agreement, the Bond and the Note, in the priority just set forth.)

A.The Bond; Indenture; and Financing Agreement.  For the purpose of financing the Lost Creek Project and to pay the costs incidental to the issuance and delivery of the hereinafter described Bond (the “Costs of Issuance”), Sweetwater County, Wyoming (with its successor or assigns, the “Issuer”), a political subdivision organized and existing under the constitution and laws of the State of Wyoming (the “State”), issued and delivered its $34,000,000 Taxable Industrial Development Revenue Bond (Lost Creek ISR, LLC Project), Series 2013, dated October 23, 2013 (the “Bond”) pursuant to the Industrial Development Projects Act, Title 15, Chapter 1, Article 7, Wyo. Stat. (the “Act”), under and secured by an Indenture of Trust, dated October 23, 2013, between the Issuer and the Trustee (the “Indenture”), and loan the proceeds thereof to the Mortgagor (the “Loan”) pursuant to a Financing Agreement, dated October 23, 2013, between the Issuer and the Mortgagor, as Borrower (the “Financing Agreement”).  Pursuant to ARTICLE 4 of the Financing Agreement, the Mortgagor covenanted, among other things, to make payments on the Loan in amounts sufficient to pay the principal of and interest on the Bond when due (the “Loan Payments”).  The Issuer has, by the Indenture, pledged and granted to the Mortgagee a security interest in all of its right, title and interest in the Financing Agreement (except for certain rights to payment of certain expenses and indemnification), including, but not limited to its right to receive such Loan Payments, in order to secure the full and prompt payment of the principal of and interest on the Bond.

The Bond was sold and privately placed with the State, acting by and through the Wyoming State Treasurer (the “Purchaser”), pursuant to the provisions of a Bond Purchase Agreement by and among the Issuer, the Mortgagor and the Purchaser, dated October 23, 2013 (the “Bond Purchase Agreement”), in order to provide funds to pay certain Project Costs and the Costs of Issuance.

B.Promissory Note, Principal and Interest. Pursuant to the Financing Agreement, the Mortgagor covenanted, among other things, to make Loan Payments and executed one (1) promissory note in favor of the Issuer, which was assigned to the Trustee, in the principal amount of $34,000,000, dated as of the date of delivery of the Bond and due on October 1, 2021 (the “Note”).  The Note and the Bond bear interest at a fixed rate of 5.75%.  Pursuant to the Indenture, the Mortgagor is to pay on the Note such amounts as are required to meet the obligations on the Bond.  The Mortgagor is justly indebted to the Trustee in the amount of the Bond in accordance with the terms of the Financing Agreement and the Note.

C.The Mortgage. To secure the Mortgagor’s obligations under the Financing Agreement, the Mortgagor executed and delivered that certain Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement among Mortgagor and Mortgagee dated October 23, 2013, which was recorded in the official records of Sweetwater County, Wyoming, on October 23, 2013, at Book No. 1202, Page No. 5867, as amended by that certain First Amendment to Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement dated December 12, 2015, which was recorded in the official records of Sweetwater County, Wyoming, on December 12, 2015, at Book No. 1212, Page No. 4611 (the “Mortgage”).

D.Amendments to Certain Loan Documents. The Mortgagor, Issuer, Mortgagee, and the State, as applicable, have entered into certain amendments to the Financing Agreement, the Indenture, the Bond and the Note, each dated as of the date hereof, in which the scheduled maturity date and payment schedule for the Loan have been amended, thereby necessitating a corresponding amendment to the Mortgage.

AGREEMENT

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.The Mortgagor hereby acknowledges and agrees that each of the Recitals set forth above is true and correct.

2.Subject to the terms and conditions set forth herein, the Mortgage is hereby amended to the extent necessary to give effect to the provisions of this Amendment and to incorporate the provisions of this Amendment into the Mortgage.  The Mortgage, together with this Amendment, shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

3.The Mortgage is hereby amended as follows: (i) all references to the “Financing Agreement” in the Mortgage shall mean and be a reference to the Financing Agreement as amended by that certain Amendment to Financing Agreement, dated as of the date hereof, by and between the Mortgagor and the Issuer; (ii) all references to the “Indenture” in the Mortgage shall mean and be a reference to the Indenture, as amended by that certain Supplemental Indenture of Trust, dated as of the date hereof, by and between the Issuer and the Trustee; (iii) all references to the “Note” in the Mortgage shall mean and be a reference to that certain Amended and Restated Promissory Note, dated as of the date hereof, executed by the Mortgagor in favor of the Issuer and assigned to the Trustee; (iv) all references to the “Bond” in the Mortgage shall mean and be a reference to that certain Taxable Industrial Development Revenue Bond (Lost Creek ISR, LLC Project) Series 2013, issued by the Issuer as of October 23, 2013, as amended pursuant to the Supplemental Indenture of Trust identified above.

4.The Mortgagor hereby confirms and ratifies the Mortgage and acknowledges, confirms and agrees that the Mortgage remains in full force and effect and applies to the Financing Agreement (as the same has been and may be further amended, modified, supplemented, extended or restated from time to time) and each other Loan Document (as that term is defined in the Mortgage). The Mortgage shall remain in full force and effect continually from and as of the date of execution thereof.  In furtherance of the foregoing, the Mortgagor hereby ratifies and confirms all of its obligations, covenants, liabilities and duties under the Mortgage and each other Loan Document to which it is a party.

5.As and when requested to do so by the Mortgagee from time to time, the Mortgagor shall promptly deliver to the Mortgagee all filings, confirmations, ratifications, amendments and other documents and certificates reasonably requested by the Mortgagee for the purpose of confirming, maintaining, continuing, protecting or perfecting the Mortgage, the liens and security interests granted pursuant thereto and the rights and remedies of the Mortgagee under the Mortgage.

6.All references to the Mortgage in the Financing Agreement, the other Loan Documents or elsewhere shall hereafter be deemed to refer to the Mortgage as amended, ratified, confirmed and continued

hereby. This Amendment and all other documents and instruments executed and delivered by the Mortgagor in connection with this Amendment are and shall be deemed to be “Loan Documents” for all purposes.

7.This Amendment shall be considered as an amendment and modification to, and ratification of, the Mortgage, and the Mortgage, as herein amended, is hereby ratified, approved and confirmed in every respect.  This instrument shall not constitute or be deemed to be a novation or discharge of the Mortgage or any indebtedness, obligation, covenant or duty secured thereby.  All liens and security interests created, extended or renewed by the Mortgage are hereby confirmed, ratified and continued by this Amendment.

8.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver, or be deemed to operate as a waiver, of any rights, powers or remedies of the Mortgagee under the Mortgage or constitute a waiver of any provision thereof, nor shall it operate as or constitute consent to, or waiver of, any prior or existing default, event of default or breach of any provision hereof or of any other Loan Document or otherwise limit, diminish, prejudice or waive any right or remedy that the Mortgagee may have with respect hereto and thereto.  Nothing contained in this Amendment shall be deemed to satisfy or discharge any obligation of the Mortgagor.  All rights, powers and remedies of the Mortgagee under the Mortgage and the other Loan Documents are hereby reserved.

9.This Amendment shall be governed by the laws of the State of Wyoming.

IN WITNESS WHEREOF, the Mortgagor has caused this Amendment to be duly executed as of the year and day first above written.

LOST CREEK ISR, LLC,  a Wyoming limited liability company

by its Member/Manager Ur-Energy USA Inc., a Colorado

corporation

By:/s/ Roger Smith

Roger Smith, Chief Financial Officer

STATE OF      )

     ) ss.

COUNTY OF      )

This instrument was acknowledged before me on the 1st day of October, 2019, by Roger Smith on behalf of the Member of Lost Creek ISR, LLC, known to me to be President of Ur‑Energy USA Inc., Member/Manager of the limited liability company that executed and acknowledged the Second Amendment to Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement to be the free and voluntary act and deed of the limited liability company, by authority of statute and written consents on its behalf, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute this Second Amendment to Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement and in fact executed this Second Amendment to Mortgage, Assignment of Revenues, Security Agreement, Fixture Filing and Financing Statement on behalf of the limited liability company.

(SEAL)

_____________________________

Notary Public

My Commission Expires: __________________